Exhibit 24.1

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and R. Andrew Watts, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process and any amendments thereto (including any post-effective amendments thereto) and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: August 22, 2014	/s/ J. Hyatt Brown
J. Hyatt Brown

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and R. Andrew Watts, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process and any amendments thereto (including any post-effective amendments thereto) and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: August 22, 2014	/s/ Sam P. Bell, III
Samuel P. Bell, III

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and R. Andrew Watts, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process and any amendments thereto (including any post-effective amendments thereto) and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: August 22, 2014	/s/ Hugh M. Brown
Hugh M. Brown

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and R. Andrew Watts, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process and any amendments thereto (including any post-effective amendments thereto) and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: August 29, 2014	/s/ Bradley Currey, Jr.
Bradley Currey, Jr.

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and R. Andrew Watts, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process and any amendments thereto (including any post-effective amendments thereto) and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: August 28, 2014	/s/ Theodore J. Hoepner
Theodore J. Hoepner

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and R. Andrew Watts, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process and any amendments thereto (including any post-effective amendments thereto) and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: August 22, 2014	/s/ James S. Hunt
James S. Hunt

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and R. Andrew Watts, or any of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process and any amendments thereto (including any post-effective amendments thereto) and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: August 22, 2014	/s/ Toni Jennings
Toni Jennings

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and R. Andrew Watts, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process and any amendments thereto (including any post-effective amendments thereto) and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: August 27, 2014	/s/ Timothy R.M. Main
Timothy R.M. Main

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and R. Andrew Watts, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process and any amendments thereto (including any post-effective amendments thereto) and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: August 22, 2014	/s/ H. Palmer Proctor, Jr.
H. Palmer Proctor, Jr.

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and R. Andrew Watts, or any of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process and any amendments thereto (including any post-effective amendments thereto) and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: August 29, 2014	/s/ Wendell S. Reilly
Wendell S. Reilly

POWER OF ATTORNEY

The undersigned constitutes and appoints Laurel L. Grammig and R. Andrew Watts, or any of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering debt and equity securities of Brown & Brown, Inc. utilizing a “shelf” registration process and any amendments thereto (including any post-effective amendments thereto) and to sign any registration statement for the same offering covered by the registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission in accordance with the rules promulgated by the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: August 21, 2014	/s/ Chilton D. Varner
Chilton D. Varner